                                                                      EXHIBIT 10

                 COLLATERAL AGENT AND INTERCREDITOR AGREEMENT

This Collateral Agent and Intercreditor Agreement (this "Agreement") dated as of February 13, 2002, is entered into by and among U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent hereunder (the "Collateral Agent"); MGM MIRAGE, a Delaware corporation formerly known as MGM Grand, Inc. (the "Company"); MIRAGE RESORTS INCORPORATED, a Nevada corporation ("Mirage"), which is as of the date hereof a wholly-owned subsidiary of the Company; those subsidiaries of the Company listed on the signature pages hereof or which may hereafter become a party hereto pursuant to Section 13 (each of which is a "Restricted Subsidiary" as defined below); and each of the following persons (each, in the capacities described below (together with the representatives of any future Additional Qualified Obligations), a "Creditor Representative"):

     (A) Bank of America, N.A., in its capacity as Administrative Agent under the Multi-Year Loan Agreement and the Short Term Loan Agreement referred to below;

     (B) JPMorgan Chase Bank (successor in interest to PNC Bank, National Association), in its capacity as trustee for the holders of the Company 6.95% Notes Due 2005, the Mirage 6.625% Notes Due 2005, and the Mirage 6.75% Notes Due 2008 referred to below;

     (C) BNY Western Trust Company, as successor to U.S. Trust Company, National Association (formerly known as U.S. Trust Company of California, N.A.), in its capacity as trustee for the holders of the Company 6 7/8% Notes Due 2008 and the Company 8 1/2% Notes Due 2010 referred to below;

     (D) U.S. Bank National Association (formerly known as Firstar Bank of Minnesota, N.A.), in its capacity as trustee for the holders of the Mirage 7.25% Notes Due 2006 referred to below; and

     (E) Wells Fargo Bank Northwest, National Association, (successor to First Security Bank, National Association), in its capacity as trustee for the holders of the Mirage 6.75% Notes Due 2007 and the Mirage 7.25% Debentures Due 2017 referred to below.

The parties hereto hereby agree with reference to the following facts:

                                   RECITALS

A. Pursuant to the Credit Documents described herein, the Company, Mirage, and certain of their Restricted Subsidiaries have incurred indebtedness for borrowed money, or have guaranteed such indebtedness incurred by the Company, Mirage or another Restricted Subsidiary.

B. Certain of the Credit Documents require that the Company and the Restricted Subsidiaries grant Liens in substantially all of their real, mixed and personal properties to secure their respective obligations under the Credit Documents.

C. Substantially concurrently herewith, at the request of the Company, the Company and its Restricted Subsidiaries shall enter into the Collateral Documents to evidence the granting of the Liens in the Collateral to the Collateral Agent for the mutual benefit of the Creditors.

D. The Creditor Representatives party hereto as of the date hereof desire to provide that the Liens contemplated hereby shall, to the extent of the Qualified Obligations, be equal, ratable and pari passu and to make
                                                  ---- -----
     provision for future Qualified Obligations incurred by the Company to have the benefit of such Liens on the same equal, ratable and pari passu basis.
                                                              ---- -----

E. The Company and its Restricted Subsidiaries may hereafter become entitled to the release of the Collateral subject to this Agreement, and further provision is made herein for the effectuation of such a release.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   Definitions.  As used herein, the following terms have the meanings set
     -----------
     forth after each:

          "Aircraft Mortgages" means the Aircraft Chattel Mortgages of even date
           ------------------
          herewith executed by certain of the Restricted Subsidiaries and the Collateral Agent, each as at any time amended, modified, supplemented, renewed or extended.

          "Collateral" means the property of the Company and the Restricted
           ----------
          Subsidiaries which is at any time subject to the Collateral Documents.

          "Collateral Agent" means U.S. Bank National Association, its
           ----------------
          successors, assigns and replacements.

          "Collateral Documents" means each of the documents described in
           --------------------
          Section 2, and each other instrument, document or agreement which hereafter grants a Lien to the Collateral Agent for the benefit of the holders of the Qualified Obligations and the Excess Obligations, in each case as at any time amended, modified, supplemented, renewed or extended.

          "Company 6 7/8% Notes Due 2008" means the Company's aggregate
           -----------------------------
          $200,000,000 6 7/8% Senior Collateralized Notes due 2008, issued pursuant to an Indenture dated as of February 6, 1998, among MGM Grand, Inc. (to which the Company is successor), the guarantors named therein, and BNY Western Trust Company, as successor to U.S. Trust Company, National Association (formerly known as U.S. Trust Company of California, N.A.), as trustee, as amended, including all supplemental indentures thereto.

          "Company 6.95% Notes Due 2005" means the Company's aggregate
           ----------------------------
          $300,000,000 6.95% Senior Collateralized Notes due 2005, issued pursuant to an Indenture dated as of February 2, 1998, among MGM Grand, Inc. (to which the Company is successor), the guarantors named therein, and JPMorgan Chase Bank, as successor in interest to PNC Bank, National Association, as trustee, as amended, including all supplemental indentures thereto.

          "Company 8 1/2% Notes Due 2010" means the Company's aggregate
           -----------------------------
          $850,000,000 8 1/2% Senior Notes due 2010, issued pursuant to an Indenture dated as of September 15, 2000 among the Company, the guarantors named therein, and BNY Western Trust Company, as successor to U.S. Trust Company, National Association (formerly known as U.S. Trust Company of California, N.A.), as trustee, as amended, including all supplemental indentures thereto.

          "Consolidated Net Tangible Assets" has the definition given to such
           --------------------------------
          term in the Indenture dated as of February 6, 1998, among MGM Grand, Inc. (to which the Company is successor), the guarantors named therein, and BNY Western Trust Company, as successor to U.S. Trust Company, National Association (formerly known as U.S. Trust Company of California, N.A.), as trustee, as amended, through the date hereof, including all supplemental indentures thereto.

          "Credit Documents" means, in respect of each Creditor Group, the
           ----------------
          instruments, documents and agreements evidencing the obligations and indebtedness of the Company, Mirage and the other Restricted Subsidiaries described in the definition of "Creditor Group", and in any event includes the Existing Credit Documents.

          "Creditor" means each person which is the holder of any indebtedness
           --------
          or other obligation represented by Credit Documents representing Qualified Obligations or Excess Obligations, including (a) Bank of America, as Administrative Agent under the Multi-Year Loan Agreement and the Short Term Loan Agreement, together with the "Banks," "Issuing Bank," "Swing Line Bank" and counterparties to secured "Swap Agreements" referenced in such loan agreements or from time to time party thereto, and those persons entitled to indemnification of any character under such loan agreements, and (b) the trustees under each of the Notes referred to in the definition of "Creditor Groups" and the holders of such Notes.

          "Creditor Group" means any of each of the following groups:
           --------------

          (a) the Administrative Agent and the Banks under the Multi-Year Loan Agreement;

          (b) the Administrative Agent and the Banks under the Short Term Loan Agreement;

          (c) the trustee for and the holders of the Company 6 7/8% Notes Due 2008;

          (d)  the trustee for and the holders of the Company 6.95% Notes
               Due 2005;

          (e) the trustee for and the holders of the Company 8 1/2% Notes Due 2010;

          (f)  the trustee for and the holders of the Mirage 6.625% Notes
               Due 2005;

          (g)  the trustee for and the holders of the Mirage 6.75% Notes
               Due 2007;

          (h)  the trustee for and the holders of the Mirage 6.75% Notes
               Due 2008;

          (i)  the trustee for and the holders of the Mirage 7.25% Notes
               Due 2006;

          (j) the trustee for and the holders of the Mirage 7.25% Debentures Due 2017; and

          (k) the Creditor Representative for and the holders of each other class of senior indebtedness of the Company which is hereafter registered as Additional Qualified Obligations pursuant to
               Section 4 hereof; in each case together with any trustee, administrative agent or other creditor representative thereof, and any issuing banks, swap counterparties, indemnitees, or other persons entitled to the benefit of the Collateral described in the relevant Credit Documents.

          "Detroit" means MGM Grand Detroit, LLC, a Delaware limited liability
           -------
          company which is the owner of the Detroit Project, its successors and permitted assigns.

          "Detroit Project" means the design, development and construction, by
           ---------------
          the Company and its Restricted Subsidiaries (whether individually, through Detroit, or in concert with one or more partners or joint venturers) of a permanent hotel, casino and entertainment complex in Detroit, Michigan or its environs (in addition to the currently operating casino located at 1300 John C. Lodge Freeway, Detroit, Michigan).

          "Enforcement Order" has the meaning set forth in Section 8(a) of this
           -----------------
          Agreement.

          "Excess Obligations" means, as of any date of determination, that
           ------------------
          portion of the Obligations, if any, which are not Qualified Obligations as of that date.

          "Existing Credit Documents" means (a) the Multi-Year Loan Agreement
           -------------------------
          and the "Loan Documents" (as such term is defined in the Multi-Year Loan Agreement), (b) the Short Term Loan Agreement and the Loan Documents, (c) the Notes of the Company and Mirage described in the definition of "Creditor Group" and the related indentures and supplemental indentures, and (d) all guarantees of such obligations issued by the Company or any of its Restricted Subsidiaries, including the Existing Guarantees and the New Guarantees.

          "Existing Guarantees" means guaranties or guarantees of the
           -------------------
          Obligations entered into by certain subsidiaries of the Company dated as of a date prior to this Agreement, including the following guaranties or guarantees by the subsidiaries of the Company named therein, in each case as at any time amended, modified, supplemented, renewed or extended:

          (a) Amended and Restated Subsidiary Guaranty dated as of April 6, 2001 with respect to the Short Term Loan Agreement;

          (b) Subsidiary Guaranty dated as of May 31, 2000 with respect to the Multi-Year Loan Agreement;

          (c) Guarantee dated as of May 31, 2000 with respect to the Company 6 7/8% Notes Due 2008, and the guarantee obligations contained in the Indenture dated as of February 6, 1998 with respect to the Company 6 7/8% Notes Due 2008;

          (d) Guarantee dated as of May 31, 2000 with respect to the Company 6.95% Notes Due 2005, and the guarantee obligations contained in the Indenture dated as of February 2, 1998 with respect to the Company 6.95% Notes Due 2005;

          (e) The guarantee obligations contained in the Indenture dated as of September 15, 2000 with respect to the Company 8 1/2% Notes Due 2010;

          (f) Guarantee dated as of May 31, 2000 with respect to the Mirage 6.625% Notes Due 2005 and the Mirage 6.75% Notes Due 2008;

          (g) Guarantee dated as of May 31, 2000 with respect to the Mirage 7.25% Notes Due 2006; and

          (h) Guarantee dated as of May 31, 2000 with respect to the Mirage 6.75% Notes Due 2007 and the Mirage 7.25% Debentures Due 2017.

          "Gaming Boards" means, collectively, (a) the Nevada Gaming Commission,
           -------------
          (b) the Nevada State Gaming Control Board, (c) the New Jersey Casino Control Commission, (d) the New Jersey Division of Gaming Enforcement,
          (e) the Mississippi Gaming Commission, (f) the Michigan Gaming Control Board and (g) any other Government Agency that holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Company or any Restricted Subsidiary within its jurisdiction.

          "Gaming Laws" means all laws, and rules or regulations promulgated
           -----------
          thereunder, pursuant to which any Gaming Board holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Company or any Restricted Subsidiary within its jurisdiction.

          "Government Agency" means (a) any international, foreign, federal,
           -----------------
          state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body or (c) any court or administrative tribunal of competent jurisdiction.

          "Majority Representatives" means, as of each date of determination,
           ------------------------
          those Creditor Representatives representing (a) prior to any Trigger Event, a majority in interest of the principal amount of the Qualified Obligations (including for this purpose the amount of any unfunded credit commitments which are Qualified Obligations), and (b) following any Trigger Event, a majority of the principal amount of the outstanding Qualified Obligations.

          "Material Real Property" means the parcels of real property (and the
           ----------------------
          improvements located thereon) described on Exhibit A to this Agreement.

          "Mirage 6.625% Notes Due 2005" means Mirage's aggregate $200,000,000
           ----------------------------
          6.625% Notes due 2005, issued pursuant to an Indenture dated as of February 4, 1998, between Mirage and JPMorgan Chase Bank, as successor in interest to PNC Bank, National Association, as amended, including all supplemental indentures thereto.

          "Mirage 6.75% Notes Due 2007" means Mirage's aggregate $200,000,000
           ---------------------------
          6.75% Notes due 2007, issued pursuant to an Indenture dated as of August 1, 1997, between Mirage and Wells Fargo Bank Northwest, National Association, as successor to First Security Bank, National Association, as trustee, as amended, including all supplemental indentures thereto.

          "Mirage 6.75% Notes Due 2008" means Mirage's aggregate $200,000,000
           ---------------------------
          6.75% Notes due 2008, issued pursuant to an Indenture dated as of February 4, 1998, between Mirage and JPMorgan Chase Bank, as successor in interest to PNC Bank, National Association, as trustee, as amended, including all supplemental indentures thereto.

          "Mirage 7.25% Notes Due 2006" means Mirage's aggregate $250,000,000
           ---------------------------
          7.25% Notes due 2006, issued pursuant to an Indenture dated as of October 15, 1996, between Mirage and U.S. Bank National Association (formerly known as Firstar Bank of Minnesota, N.A.), as trustee, as amended, including all supplemental indentures thereto.

          "Mirage 7.25% Debentures Due 2017" means Mirage's aggregate
           --------------------------------
          $100,000,000 7.25% Debentures due August 1, 2017, issued pursuant to an Indenture dated as of August 1, 1997, between Mirage and Wells Fargo Bank Northwest, National Association, as successor to First Security Bank, National Association, as trustee, as amended, including all supplemental indentures thereto.

          "Mortgages" means each mortgage or deed of trust executed by the
           ---------
          Company or its Restricted Subsidiaries with respect to any Material Real Property on the date hereof, and each other mortgage or deed of trust hereafter delivered to the Collateral Agent to secure the New Guarantees.

          "Multi-Year Loan Agreement" means the Second Amended and Restated Loan
           -------------------------
          Agreement dated as of April 10, 2000 among the Company, as Borrower, MGM Grand Atlantic City, Inc. and MGM Grand Detroit, LLC, as Co-Borrowers, the Banks referred to therein, and Bank of America, N.A., as Administrative Agent, as at any time amended, modified, supplemented, renewed or extended.

          "New Guarantee" means a guaranty of the Obligations executed by each
           -------------
          person owning Material Real Property as of the date hereof in favor of the Collateral Agent for the benefit of the Creditors (ratably in accordance with Section 3 hereof), and each similar guaranty hereafter executed by the Company or any Restricted Subsidiary, in each case as at any time amended, modified, supplemented, renewed or extended.

          "Obligations" means, collectively, all Obligations which are owed to
           -----------
          any Creditors under the Credit Documents.

          "Pledge Agreement" means a Pledge Agreement of even date herewith
           ----------------
          among the Company, the Restricted Subsidiaries and the Collateral Agent, as at any time amended, modified, supplemented, renewed or extended.

          "Qualified Obligations" means:
           ---------------------

          (a) in the case of each Creditor Group holding Term Credit Obligations, the principal amount of the Obligations owed to that Creditor Group as of the delivery of a Trigger Notice, together with interest, fees, premiums, indemnification rights, and reasonable costs and expenses allocable to such principal, whether arising before or after a Trigger Event, provided that in
                                                                --------
               the case of Term Credit Obligations existing as of the date hereof, the principal amount thereof shall not exceed the principal amount of the related Obligation described in the definitions hereof; and

          (b) in the case of each Creditor Group holding Revolving Credit Obligations, all principal Obligations which are outstanding prior to the delivery of a Trigger Notice (including the amount of any letters of credit and related reimbursement obligations or other contingent obligations issued under the related Credit Documents) and any currency or interest rate hedging arrangements entered into with any member of the Creditor Group or its affiliates (to the extent entitled to the benefit of the relevant Credit Documents) together with interest, fees, premiums, indemnification rights and reasonable costs and expenses allocable to such principal, whether arising before or after a Trigger Event.

          "Register" means a register, in the form of Exhibit B hereto,
           --------
          maintained by the Collateral Agent in which the Collateral Agent shall enter the name, address, telephone number, facsimile number, and representative capacity, if any of each Creditor Representative together with the original principal amount of the Qualified Obligations owed to the related Creditor Group and, in the case of Revolving Credit Obligations, the commitment amount under the related Credit Documents.

          "Restricted Subsidiary" has the meaning set forth in the Multi-Year
           ---------------------
          Loan Agreement, as amended, modified, renewed, extended, refunded, replaced or refinanced from time to time and, in the event that the Multi-Year Loan Facility is terminated, shall have the meaning given to the term in the Indenture dated as of February 2, 1998 with respect to the Company 6.95% Notes Due 2005. With respect to the Company 8 1/2% Notes Due 2010, Restricted Subsidiary, when used herein, shall refer to each "Subsidiary" (as defined in the Company 8 1/2% Notes Due
          2010) that is not an "Excluded Subsidiary" (as defined in the Company 8 1/2% Notes Due 2010).

          "Revolving Credit Obligations" means all obligations and indebtedness
           ----------------------------
          of the Company or any of its Restricted Subsidiaries under (a) the Multi-Year Loan Agreement and the Loan Documents described therein,
          (b) the Short Term Loan Agreement and the related Loan Documents described therein, and (c) any other Credit Documents hereafter entitled to the benefits of this Agreement pursuant to Section 4 under which revolving credit facilities are provided to the Company or any of its Restricted Subsidiaries.

          "Security Agreement" means a Security Agreement of even date herewith
           ------------------
          among the Company, the Restricted Subsidiaries and the Collateral Agent, as at any time amended, modified, supplemented, renewed or extended.

          "Short Term Loan Agreement" means the Amended and Restated 364-Day
           -------------------------
          Loan Agreement dated as of April 6, 2001 among the Company, as Borrower, MGM Grand Atlantic City, Inc. and MGM Grand Detroit, LLC, as Co-Borrowers, the Banks referred to therein, and Bank of America, N.A., as Administrative Agent, as at any time amended, modified, supplemented, renewed or extended.

          "Ship Mortgages" means the First Preferred Ship Mortgages of even date
           --------------
          herewith relating to the Beau Rivage casino complex.

          "Term Credit Obligations" means all obligations and indebtedness of
           -----------------------
          the Company and its Restricted Subsidiaries, the holders of which are entitled to the benefits of this Agreement and which are not Revolving Credit Obligations.

          "Trademark Assignment" means a Trademark Security Interest Assignment
           --------------------
          of even date herewith among the Company, the Restricted Subsidiaries and the Collateral Agent, as at any time amended, modified, supplemented, renewed or extended.

          "Trigger Event" means any of the following:
          -------------

          (a) the occurrence of any default under any Credit Document consisting of a bankruptcy, insolvency or similar event with respect to the Company or any Restricted Subsidiary having assets in excess of $100,000,000, provided that in the case of the
                                          --------
               commencement of any involuntary bankruptcy with respect to the Company or any such Restricted Subsidiary, no Trigger Event shall be deemed to have occurred unless and until the shortest period of grace provided for in the then applicable Credit Documents has expired; or

          (b) the actual acceleration of any Obligations by the holder or holders thereof or their representatives.

          "Trigger Notice" means a written notice from any Creditor
           --------------
          Representative to the Collateral Agent that a Trigger Event has occurred.

     Unless otherwise indicated, capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Short Term Loan Agreement, as in effect on the date of this Agreement.

2.   Granting of the Liens.  Concurrently with the execution and delivery of
     ---------------------
     this Agreement, the Company and each Restricted Subsidiary shall execute and deliver to the Collateral Agent the following documents, each of which shall be in form and substance acceptable to the Creditor Representatives:

          (a) In the case of each Restricted Subsidiary owning Material Real Property, a New Guarantee of the Obligations owed to each Creditor Group;

          (b) Mortgages executed by each of the Restricted Subsidiaries with respect to the Material Real Property existing as of the date hereof, in each case securing the New Guarantees referred to in clause (a) hereof;

          (c) a Security Agreement executed by the Company and each of its Restricted Subsidiaries to secure the Obligations owed to each Creditor Group;

          (d) a Trademark Assignment executed by the Company and each of its Restricted Subsidiaries to secure the Obligations owed to each Creditor Group;

          (e) a Pledge Agreement executed by the Company and each of its Restricted Subsidiaries to secure the Obligations owed to each Creditor Group;

          (f) In the case of each Restricted Subsidiary owning aircraft, Aircraft Mortgages to secure the Obligations owed to each Creditor Group; and

          (g) In the case of each Restricted Subsidiary owning barges, Ship Mortgages to secure the Obligations owed to each Creditor Group.

     The Collateral Agent is hereby authorized and directed to execute the foregoing Collateral Documents, each instrument, document and agreement contemplated thereby to which the Collateral Agent is a named party, and each other instrument, document or agreement with is incidental or reasonably related thereto. On the effective date hereof, the Company and the Restricted Subsidiaries shall deliver to the Collateral Agent the certificates representing all of the issued and outstanding capital stock or other equity securities of each Restricted Subsidiary, provided that (y)
                                                               --------
     the Company and the Restricted Subsidiaries shall not be obligated to deliver any such certificates representing the capital stock of any gaming licensee to the extent that to do so would violate any applicable law, rule, regulation or order (provided that the Company and the relevant
                                --------
     Restricted Subsidiaries shall diligently pursue any necessary approvals of governmental agencies to such deliveries), and (z) any such certificates representing the capital stock of any person holding a Nevada gaming license shall be maintained in the State of Nevada.

     The Company and each Restricted Subsidiary shall take all required actions to file and maintain any financing statements or other filings which are required or reasonably desirable to perfect and maintain perfected the Liens granted to the Collateral Agent, shall provide the Collateral Agent with written evidence of its compliance with this paragraph (which written evidence shall provide that it may be relied upon by all Creditor Representatives), and, not later than thirty days after the end of the fiscal year of the Company, shall provide the Collateral Agent and Creditor Representatives with a certificate certifying compliance with this paragraph, an opinion of counsel for the Company and any other documents as may be required under the applicable Credit Documents. The Company and each Restricted Subsidiary hereby authorize the Collateral Agent to file and maintain any financing statements which are necessary or desirable to maintain perfected Liens granted pursuant to the Collateral Documents referred to in this Section, and to record any such Collateral Documents in all relevant filing offices, all at the expense of the Company and the Restricted Subsidiaries.

     The Company and the Restricted Subsidiaries represent and warrant that, as of the date hereof, the aggregate amount of the balances in the deposit accounts of the Company and the Restricted Subsidiaries does not exceed an amount equal to 15% of Consolidated Net Tangible Assets. Not later than thirty days after the end of the fiscal year of the Company, the Company and each Restricted Subsidiary shall provide the Collateral Agent with a certificate (which may be relied upon by all Creditor Representatives) certifying that the representation and warrants set forth in this paragraph is true and correct on and as of such date.

     The Company and its Restricted Subsidiaries agree that they shall promptly provide to the Collateral Agent insurance certificates and lenders loss payable endorsements with respect to appropriate casualty insurance covering the Collateral, indicating the Collateral Agent as additional insured and loss payee, and the Collateral Agent shall promptly forward copies of such certificates and endorsements to each of the Creditor Representatives.

     Nothing in this Agreement or any Collateral Document shall impose any liability upon Detroit or its properties for an amount in excess of that portion of the Obligations which are or have been used, directly or indirectly, to finance the design, development, construction or operation of the Detroit Project or which are or have been actually borrowed or received by Detroit.

     Notwithstanding anything in this Section 2, the following Restricted Subsidiaries shall not be obligated to execute and deliver any of the Collateral Documents or certificates described herein (nor shall any financing statements be filed with respect to the Collateral of such Restricted Subsidiaries) unless and until such actions have been approved by the Michigan

     Gaming Control Board or its staff shall have determined that such approval is not required: Detroit, MGM Grand Detroit, Inc., MGM Grand Detroit Business Development Fund, LLC, Jefferson Acquisition Corp. and 1533 North Woodward, Inc. (collectively, the "Detroit Companies"). The Company, Mirage and the Detroit Companies agree to diligently pursue all such approvals and determinations.

     Nothing in this Agreement or any Collateral Document shall impose any liability upon Detroit or its properties to the holders of the Company 8 1/2% Notes Due 2010 so long as Detroit's Obligations under the other Credit Documents do not exceed that portion of the Obligations which are or have been used, directly or indirectly, to finance the design, development, construction or operation of the Detroit Project or which are or have been actually borrowed or received by Detroit.

3.   Liens Equal, Ratable and Pari Passu.
     -----------------------------------

            (a) Subject to Section 4 hereof, the Creditor Representatives hereby agree on behalf of their respective Creditor Groups that, to the extent that the same are unavoidable (whether by means of preference, fraudulent conveyance or transfer or otherwise), and in each case to the extent that the same secure Qualified Obligations, the Liens held by the Collateral Agent shall be for the equal, ratable and pari
                                                                         ----
                    passu benefit of the Creditor Groups to the extent of their
                    -----
                    respective Qualified Obligations.

            (b) Subject to Section 4 hereof, the Creditor Representatives hereby agree on behalf of their respective Creditor Groups that, to the extent that the same are unavoidable (whether by means of preference, fraudulent conveyance or transfer or otherwise), and in each case to the extent that the same secure Excess Obligations, the Liens held by the Collateral Agent shall be for the equal, ratable and pari passu benefit
                                                              ---- -----
                    of the Creditor Groups to the extent of their respective Excess Obligations; provided, that Excess Obligations will
                                        --------
                    not receive distributions from the sale or other liquidation of Collateral unless and until the Qualified Obligations are paid in full.

            (c) In the event of any Enforcement Order, each Creditor Group shall be entitled to equal priority in distribution through its Creditor Representative, ratably based upon the proportion that the Qualified Obligations owed to each of the respective Creditor Groups bears to the aggregate amount of the Qualified Obligations, and thereafter to the Excess Obligations in the same manner. In the event that Additional Qualified Obligations become entitled to the benefits hereof in the manner contemplated by Section 4, the related Creditors shall be entitled to equal, ratable and pari passu distributions as if the Creditor Representatives
                    ---- -----
                    of such Creditors had been original parties to this Agreement.

            (d) The relative priority of such Liens shall apply irrespective of the time, order or manner of attachment or perfection of such Liens and, to the extent that the same are perfected and unavoidable (whether by means of preference, fraudulent conveyance or transfer or otherwise), shall not be affected by any bankruptcy, insolvency or similar event with respect to the Company or any Restricted Subsidiary.

             (e) Because a credit bid by one or more Creditor Representatives or Creditors at a foreclosure sale with respect to any portion of the Collateral might be used to evade or otherwise circumvent the requirements of equal, ratable and pari passu distributions contemplated by this Agreement, the
                    ---- -----
                    parties hereto agree that no sale of any portion of the Collateral shall be subject to credit bidding unless all Creditor Representatives consent in writing, such consent not to be unreasonably withheld. Each of the parties from time to time hereto agrees that this is a commercially reasonable restriction on sales of the Collateral.

4.   Designation of Additional Qualified Obligations.  The aggregate principal
     -----------------------------------------------
     amount of indebtedness which may become Qualified Obligations is unlimited, but indebtedness shall become Qualified Obligations only upon its becoming subject to the terms and conditions set forth in this Section 4. If so permitted by the Credit Documents, the Company may from time to time by resolution of its board of directors (or any duly authorized committee thereof) designate any senior indebtedness or other obligations as Qualified Obligations hereunder ("Additional Qualified Obligations") which shall upon recordation in the Register by the Collateral Agent (and only then) become entitled to the benefits of this Agreement. In order to designate any such indebtedness or other obligations as Additional Qualified Obligations, the Company shall deliver to the Collateral Agent:

             (a) a certified copy of a resolution of its board of directors (or any duly authorized committee thereof) designating the additional indebtedness as Additional Qualified Obligations;

             (b) a certificate of the chief financial officer of the Company stating that, as of the date of such certificate, giving effect to the incurrence of the proposed Additional Qualified Obligations, no Trigger Event has occurred in respect of any then Qualified Obligation and that the Company and its Restricted Subsidiaries are entitled to incur such Additional Qualified Obligations under the Credit Documents evidencing all outstanding Qualified Obligations;

             (c) such amendments to the Collateral Documents (with any minor amendments or revisions required thereto) as are requested by any Creditor Representative if, ten business days following the circulation of a draft thereof to all of the Creditor Representatives, no written objection to such amendment by the Majority Representatives has been received by the Collateral Agent or, in the event of any such objection, such amendments as are in accordance with the written directions of the Majority Representatives, or as are otherwise reasonably necessary or desirable, to evidence the continued perfection and priority of the Qualified Obligations (including the proposed Additional Qualified Obligations), which shall have been recorded in all jurisdictions in which their recordation is required to assure the continued perfection of the Liens; and

             (d) such other opinions and assurances as are requested by any Creditor Representative to assure that the priority and perfection of the Liens securing all of the Qualified Obligations shall retain their priority and perfection.

             Upon the satisfaction of the foregoing conditions precedent, and unless the Collateral Agent has then received written notice from the Company, any Restricted Subsidiary, or any Creditor Representative that a Trigger Event has occurred, the Collateral Agent shall promptly record the particulars of the proposed Additional Qualified Obligations in the Register (upon which recordation they shall constitute Qualified Obligations), and shall promptly inform in writing each of the Company and the Creditor Representatives of such recordation. The Company may, from time to time, examine the Register during normal business hours of the Collateral Agent upon reasonable prior notice.

          Each of the Obligations, Creditor Representatives and like information specifically described in the Recitals hereto or elsewhere in this Agreement as of the date hereof shall be deemed to be Qualified Obligations and set forth in the Register. The Collateral Agent shall also note in the Register changes, additions or deletions to any of the information relating to the Qualified Obligations promptly upon the Collateral Agent's receiving written notice thereof from the related Creditor Representative. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Collateral Agent and each Creditor may conclusively presume that each person whose name is recorded in the Register is qualified as the Creditor Representative hereunder for the related Qualified Obligations for all purposes under this Agreement. The Register shall be available for inspection at Collateral Agent's office upon request by any Creditor Representative during the normal business hours and with reasonable prior notice. The Collateral Agent may conclusively rely upon the accuracy of the information certified to it by each Creditor Representative and shall have no duty whatsoever to independently confirm its accuracy.

5.   Sharing of Proceeds; Turnover.  Each of the Creditor Representatives agrees
     -----------------------------
     on behalf of its Creditor Group that in the event that such Creditor Group receives, from any realization upon the Liens, a greater amount than the amount to which that Creditor Group is entitled pursuant to Section 2, they shall turn over to the Creditor Representatives of the other Creditor Groups, for distribution thereto in accordance with Section 2, such excess amount. As to title insurance proceeds, the provisions of this Section are subject to Section 9(a).

6.   Amendments to Credit Documents.  Each of the Creditor Groups shall be
     ------------------------------
     entitled to enter into any amendment, modification, supplement or extension of the Credit Documents to which they are a party with the Company and its Restricted Subsidiaries without affecting the relative priority of their interests in the Collateral held by the Collateral Agent. Without limiting the generality of the foregoing sentence, each of the Obligations now existing or hereafter arising under the Existing Credit Documents, including Obligations arising as a result of any amendment, modification, supplement or extension, shall constitute Qualified Obligations without the necessity of any further action, notwithstanding any such amendment, modification, supplement or extension.

7.   Amendments to Collateral Documents.  So long as no Trigger Event has
     ----------------------------------
     occurred and remains continuing and such action is in compliance with the applicable Credit Documents, the Company and the Restricted Subsidiaries shall be entitled to:

          (a) request that the Collateral Agent enter into amendments to and releases of the Liens created by the Collateral Documents, and in accordance with this Section, to release from the Lien of the Collateral Documents any property which the Company or its Restricted Subsidiaries have sold, leased or otherwise disposed of in a manner which does not violate any applicable Credit Document, or for which the Company or its Restricted Subsidiaries are otherwise entitled to a release of Lien pursuant to the Credit Documents (in any event as certified to the Collateral Agent by the Company); or

             (b) request that the Collateral Agent execute, on commercial terms, subordination, non-disturbance and estoppel agreements with tenants in properties owned or leased by the Company and the Restricted Subsidiaries.

             Any request made by the Company and the Restricted Subsidiaries pursuant to this Section shall be made to the Collateral Agent in writing, with copies to each of the Creditor Representatives, and the Company shall provide the Collateral Agent with proof of notice to the Creditor Representatives. If, ten business days following the circulation thereof to the Creditor Representatives (or a shorter time not less than three business days which is specified by the Collateral Agent to accommodate any exigent circumstances identified by the Company), no written objection to proposed documents responsive to any such request is received by the Collateral Agent, the Collateral Agent shall execute the proposed documents (with any minor amendments or revisions required thereto) or, in the event of any such objection, shall act in accordance with the written direction of the Majority Representatives.

8.   Enforcement of the Liens.
     ------------------------

             (a) Upon the occurrence of a Trigger Event, the Creditor Representative of any Creditor Group which asserts the Trigger Event may unilaterally direct the Collateral Agent in writing to proceed to enforce the Liens granted in its favor in accordance with this Section (such a written direction is referred to as an "Enforcement Order"), without the requirement of the consent or approval of any other Creditor or Creditor Representative. Upon its receipt of any such Enforcement Order, the Collateral Agent shall promptly and in any event within ten business days notify each other Creditor Representative thereof, and the Creditor Representatives shall form a committee of the Creditor Representatives (the "Enforcement Committee") to determine the order and manner in which the remedies of the Collateral Agent shall be exercised. The Majority Representatives shall notify the Collateral Agent in writing of the formation of the Enforcement Committee; which notice may designate a Creditor Representative as the chair of the Enforcement Committee. Any such chair of the Enforcement Committee shall act or refrain from acting as directed by the Majority Representatives, however the Collateral Agent shall be entitled to follow the written directions of the chair of the Enforcement Committee until notified in writing by the Majority Representatives to the contrary and, in the absence of written direction from the Enforcement Committee (or any such chair) the Collateral Agent shall take no action. Each Creditor Representative shall be entitled to cast votes equal to the number of dollars represented by the Qualified Obligations owed to its creditor group.

             (b) No Creditor or Creditor Representative shall have any right to institute any action or proceeding or to exercise any other remedy provided by the Collateral Documents or by law or equity for the purpose of realizing upon the Liens unless
                    (i) an Enforcement Order shall have been tendered to the Collateral Agent and the Collateral Agent shall have failed to act within 30 days thereafter; (ii) all Creditor Representatives consent thereto in writing (such consent not to be unreasonably withheld); or (iii) such Creditor

                    Representative is required to take such action or exercise such remedy pursuant to the terms of its respective Credit Documents (as they exist on the date hereof or as such Credit Documents may be mutually amended after the date hereof). In such case, but not otherwise, any Creditor Representative acting on behalf of itself and the other Creditor Representatives shall be entitled to take proceedings in any court of competent jurisdiction such as the Collateral Agent may have taken under this Agreement.

             (c) Except as otherwise provided herein or by applicable law, the money received from the enforcement of any Lien under any Collateral Document shall be applied by the Collateral Agent as follows:

                         First, to the Collateral Agent in such capacity only
                         -----
                         (and not as a Creditor Representative) in an amount equal to its costs, fees, expenses, including fees and expenses of its attorneys, agents and advisors and indemnities in connection with its actions hereunder in connection with the enforcement of any Lien;

                         Second, to each Creditor or Creditor Representative
                         ------
                         which has advanced funds to the Collateral Agent in accordance with Sections 11(a), 11(b) or 11(d)(ii) hereof, ratably;

                         Third, to the payment of the Qualified Obligations,
                         -----
                         ratably in accordance with Section 3 through the Creditor Representatives;

                         Fourth, ratably to the payment of all Excess
                         ------
                         Obligations and to the Collateral Agent in such capacity only (and not as a Creditor Representative) in an amount equal to its costs, fees, expenses, to the extent not reimbursed pursuant to clause First above,
                                                                  ------
                         including fees and expenses of its attorneys, agents and advisors and indemnities in connection with its actions hereunder and under the Collateral Documents and any unpaid amounts owed to the Collateral Agent pursuant to Section 11; and

                         Finally, as required by law, to the persons or persons
                         -------
                         legally entitled thereto.

9.   Title Insurance; Insurance, Casualty and Condemnation Proceeds.
     --------------------------------------------------------------

             (a) As of the date of this Agreement, no Creditor Representative has a right under the Credit Documents to obtain any title insurance in respect of the Collateral. If any Creditor Representative is hereafter entitled to any title insurance, it is contemplated that such Creditor Representative will separately arrange for any lenders' policies of title insurance with respect to real property Collateral (each, a "Title Policy"). Unless they otherwise agree, each Creditor Representative or Creditor shall be entitled to the sole benefit and proceeds of each Title Policy issued to that Creditor or Creditor Representative. Any title insurance policy which is issued for the benefit of the Collateral Agent shall be for the ratable benefit of all Creditors.

             (b) The proceeds of all other policies of insurance maintained by the Company and its Restricted Subsidiaries as to which each of the parties are loss payees or additional insureds, or in which the parties hereto have any other interest, shall be shared in the same manner as the proceeds of Collateral described above. In the event that any insurance or condemnation proceeds are payable to any party hereto pursuant to their agreements with the Company and its Restricted Subsidiaries, but under each of the relevant Credit Documents are available to the Company or any of its Restricted Subsidiaries for the purpose of repair, reconstruction or replacement of the related Collateral, each of the parties shall cooperate with one another to establish an escrow for the retention of such proceeds pending such repair, reconstruction or replacement. In the event that the Company or its Restricted Subsidiaries are not entitled to the conditional return of such insurance proceeds, each of the Creditor Groups shall be entitled to equal, ratable and pari passu application, in accordance
                                       ---- -----
                    with the terms hereof, of any funds not returned to the Company and the Restricted Subsidiaries.

10.  Marshaling of Assets; Election of Remedies; Amendments.
     ------------------------------------------------------

             (a) Each of the parties hereto waives any right it may now or hereafter have to require any other party to marshal assets, to exercise rights or remedies in a particular manner, or to forbear exercising such rights and remedies in any particular manner or order.

             (b) Each of the parties hereto will be free to exercise in such manner and order as it elects in its discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of its rights and remedies with respect to the Collateral for the Obligations to its Creditor Group. Each of the parties hereto will have the unfettered right, at any time or from time to time, to release, subordinate or otherwise diminish (whether intentionally, negligently or otherwise) any Lien on any Collateral not required to be released hereunder, without affecting the Liens of the other party in such Collateral or the rights of the releasing or subordinating party hereunder with respect to other Collateral.

             (c) This Agreement may not be amended, modified or supplemented without the prior written consent of all the parties hereto at the time of such proposed amendment, modification or supplement.

11.  Concerning the Collateral Agent.
     -------------------------------

             (a)    The Collateral Agent's Costs and Expenses.  The Company will
                    -----------------------------------------
                    pay to the Collateral Agent forthwith upon demand from time to time remuneration for its services hereunder (as set forth in a letter agreement between the Company and the Collateral Agent) and will pay or reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent (including the reasonable compensation and the disbursements of its counsel and all other professional advisors to the Collateral Agent) in connection with:

                    (i)    the execution and administration of this Agreement;

                    (ii) the discharge of all or any portion of the Liens subject to this Agreement;

                    (iii) the administration or execution, prior to receipt of an Enforcement Order by the Collateral Agent, of its duties hereunder or the Liens contemplated hereby; or

                    (iv) the administration or execution, after receipt of an Enforcement Order by the Collateral Agent, of all duties of the Collateral Agent hereunder until finally and fully performed;

                    except any such expense, disbursement or advance which
                    ------
                    results from its gross negligence or bad faith or in connection with proceedings in respect of which a final judicial determination is made that the Collateral Agent was not entitled to enter into such proceedings. All amounts so payable shall bear interest as provided in a letter agreement between the Company and the Collateral Agent. In the event that the Company fails to pay any amount due under this clause (a), the Collateral Agent shall give notice to each of the Creditor Representatives of the Company's failure to pay such amount due and of its intention to assess the Collateral for the payment of such amount, in which case each Creditor Representative shall have the right, within five business days of such notice, to pay such amount to the Collateral Agent and, if such amount due has not been paid to Collateral Agent, in full, by the end of such five business day period, Collateral Agent shall be entitled to assess the Collateral for the payment of the same.

             (b)    Indemnification of the Collateral Agent.  The Company hereby
                    ---------------------------------------
                    indemnifies the Collateral Agent (in its capacity as Collateral Agent and in its individual or corporate capacity) and each of its officers, directors, attorneys in fact and agents for, and holds it harmless against, any cost, claim, damages, loss or liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with, or related to or arising from:
                    (i) any action or omission of the Company, Mirage or any Restricted Subsidiary; (ii) the execution, acceptance and administration of this Agreement and the performance of its duties hereunder or in connection with any Collateral Documents or any Enforcement Order; (iii) the execution of any Collateral Documents, or the granting of any lien or security interest on any Collateral for the benefit of the collateral Agent; or (iv) any action taken or not taken by Collateral Agent upon the request or instruction of the Company, the Majority Representatives, the chair of the Enforcement Committee, or any Creditor including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except for any loss, liability or expense incurred by reason of the Collateral Agent's gross negligence or willful misconduct. If the Collateral Agent incurs expenses in connection with the occurrence of a bankruptcy or the appointment of a receiver relating to the Company or any of the Restricted Subsidiaries, the expenses and compensation for those services are intended to constitute expenses of administration under any bankruptcy or receivership law. In the event that the Company fails to pay any amount due under this clause (b), the Collateral Agent shall give notice to each of the Creditor Representatives of the Company's failure to pay such amount due and of its intention to assess the Collateral for the payment of such amount, in which case each Creditor Representative shall have the right, within five business days of such notice, to pay such amount to the Collateral Agent and, if such amount due has not been paid to Collateral Agent, in full, by the end of such five business day period, Collateral Agent shall be entitled to assess the Collateral for the payment of the same. The obligations of the Company under this clause (b) shall survive any satisfaction and discharge or termination of this Agreement, including any termination under any bankruptcy or receivership law.

          (c)       Amount of Qualified Obligations Outstanding.  The Company
                    -------------------------------------------
                    shall promptly provide the Collateral Agent with such information in writing relating to the Obligations and any related commitments from time to time as the Collateral Agent may reasonably request for the purpose of enabling the Collateral Agent to fulfill its obligations hereunder. If the Company shall fail to provide the Collateral Agent with the required information within the required period, the Collateral Agent shall be entitled to conclusively rely on a written statement signed by the related Creditor Representative.

          (d)       Conditions Precedent to Collateral Agent's Obligation to
                    --------------------------------------------------------
                    Act.
                    ---

                    (i) Unless and until it shall have been required so to do under the terms hereof, the Collateral Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby; nor shall the Collateral Agent be required to take notice of any Trigger Event or Enforcement Order, other than in payment of any moneys required by any provision hereof to be paid to it, unless and until the Collateral Agent receives notice in writing of such Trigger Event or Enforcement Order and prior to receipt of such written notice the Collateral Agent may assume that no Trigger Event or Enforcement Order has occurred.

                    (ii) The obligation of the Collateral Agent to commence, continue, cease or refrain from any act, action or proceeding for the purpose of enforcing or ceasing to enforce any rights of the Collateral Agent or the Creditors hereunder shall be conditional upon the Creditors (other than Creditors who act solely as a Creditor Representative) furnishing, when required by notice in writing by the Collateral Agent to the Creditor Representative of such Creditors, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Collateral Agent to protect and hold harmless the Collateral Agent against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof except for costs, charges and liabilities incurred by reason of the Collateral Agent's gross negligence or willful misconduct. Each Creditor providing such indemnity shall be entitled to reimbursement of any and all amounts provided by such Creditor under such indemnity in accordance with Section 8(c).

               (iii) None of the provisions contained in this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

               (iv) Anything to the contrary notwithstanding, the Collateral Agent shall not be required to enter, take possession of, or take any other action whatsoever with respect to the Material Real Property, and shall not be required to initiate foreclosure proceedings with respect to any Mortgages unless the Collateral Agent has been indemnified to its satisfaction as provided herein and is satisfied that the Collateral Agent will not be subject to any liability under any local, state or federal environmental laws or regulations of any kind whatsoever or from any circumstances present at the Material Real Property relating to the presence, use, management, disposal of, or contamination by any environmentally hazardous materials or substances of any kind whatsoever.

          (e)  Collateral Agent's Reliance. The Collateral Agent may
               ---------------------------
               conclusively rely and shall be protected in acting upon any such documents deposited with it in purported compliance with any such provision or for any other purpose hereof, but may require further evidence before acting or relying thereon. The Collateral Agent may rely conclusively and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties. However, the Collateral Agent may require reasonable evidence of the due execution thereof before acting or relying thereon.

          (f)  Experts and Advisers. The Collateral Agent may at the expense of
               --------------------
               the Company appoint such agents and employ or retain such counsel, accountants, appraisers or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder and shall not be responsible for any misconduct (other than through its own gross negligence or willful misconduct) on the part of any of them. The Collateral Agent may pay reasonable remuneration for all services performed for it in the discharge of its duties as Collateral Agent hereunder. The Collateral Agent may act (but shall not be bound to act) and shall be protected in acting in good faith on the opinion or advice of or information obtained from any counsel, accountant, appraiser or other expert or adviser, whether retained or employed by the Company, any Restricted Subsidiary or by the Collateral Agent, in relation to any matter related to or arising in the administration of this Agreement.

          (g)  Cash, Documents, Etc. Paid or Delivered to the Collateral Agent.
               ---------------------------------------------------------------
               Any cash, securities, documents of title or other instruments, and other assets that may from time to time be paid or delivered to the Collateral Agent by any Restricted Subsidiary to be held for the benefit of all Creditors in accordance with the provisions hereunder shall be so held by the Collateral Agent as agent for the benefit of the Creditors in accordance with this Agreement.

            (h)     Action by Collateral Agent to Protect Security. After the
                    ----------------------------------------------
                    occurrence of a Trigger Event and prior to the first meeting of the Enforcement Committee, the Collateral Agent shall have power (but not any duty) to institute and to maintain such actions and proceedings solely as directed in writing by a Creditor Representative, as deemed necessary or expedient by such Creditor Representative, and solely to the extent indemnified by such Creditor Representative to its satisfaction and upon advice of counsel, upon which it may conclusively rely, to prevent any impairment of the Liens of the Collateral Documents or to preserve or protect its interests and the security and interests of the Creditors in respect of the Collateral or in respect of the income, earnings, rents, issues and profits therefrom, subject to compliance with the requirements of applicable Gaming Laws.

            (i)     Collateral Agent Not Required to Give Security.  The
                    ----------------------------------------------
                    Collateral Agent shall not be required to give any bond or security in respect of the execution of its duties as Collateral Agent under this Agreement.

            (j)     Condition of the Collateral.  Neither the Collateral Agent
                    ---------------------------
                    nor any Creditor shall be liable for (i) any failure or defect of title to the Collateral, (ii) any failure to perfect the Lien of the Collateral Documents, or (iii) any statements of fact in the recitals in this Agreement or in any Collateral Documents. The Collateral Agent shall not be responsible for the sufficiency, adequacy or form of any insurance provided to the Collateral Agent pursuant to any Collateral Documents.

            (k) The Collateral Agent shall have no duty to maintain any financing statements or maintain perfected Liens granted to it hereunder. The Collateral Agent is not responsible for the sufficiency, validity or enforceability of any Collateral Documents or any other documents related thereto.

            (l)     Replacement of Collateral Agent.  The Collateral Agent may
                    -------------------------------
                    resign and be discharged from the performance of all further duties hereunder by giving to the Company and the Creditor Representatives three months' notice in writing or such shorter notice as the Company and the Majority Representatives may approve, provided that such resigning Collateral Agent receives payment in full of all amounts due and owing to it hereunder prior to or upon its resignation taking effect. The Majority Representatives may at any time remove the Collateral Agent and appoint a new Collateral Agent. If no Event of Default has then occurred and is continuing, the Company may, with the written concurrence of the Majority Representatives, remove the Collateral Agent and appoint a new Collateral Agent. In the event of the Collateral Agent resigning or being removed as aforesaid, the Majority Representatives shall forthwith appoint a new Collateral Agent. On any new appointment the new Collateral Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Collateral Agent, without any further assurance, conveyance, act or deed; but the Company and the Restricted Subsidiaries shall immediately execute, at the expense of the Company, all such conveyances or other instruments as may be necessary or advisable for the purpose of transferring the Collateral Documents to the new Collateral Agent and assuring the continued perfection and priority of the Liens thereunder.

             (m)    No Trust or Fiduciary Relationship.  The Collateral Agent
                    ----------------------------------
                    shall not be deemed to be in a relation of trust or confidence with any Creditor Representative or Creditor by reason of this Agreement, and shall not owe any fiduciary, trust or other special duties to any Creditor or Creditor Representative by reason of this Agreement. To the extent the Collateral Agent is requested to exercise any discretion or to make any determination with respect to any provision of the Collateral Documents or with respect to any of the Collateral, including the sufficiency, adequacy or acceptability of any document or any other item furnished to the Collateral Agent, or compliance by the Company or any Restricted Subsidiary with any of the provisions of the Collateral Documents, the Collateral Agent shall notify the Creditor Representatives in writing, together with a copy of the document, item or request, as applicable.

                    The parties hereto acknowledge that Collateral Agent's duties do not include any discretionary authority, determination, control or responsibility with respect to any Collateral Document or any Collateral, notwithstanding any rights or discretion that may be granted to the Collateral Agent in such Collateral Documents. The Collateral Agent shall have no obligation, duty or responsibility to exercise any such discretion except as directed in writing by the Majority Representatives or the chair of the Enforcement Committee and solely to the extent the Collateral Agent is indemnified to its satisfaction. The provisions of this Agreement, including, without limitation those provisions relating to the rights, duties, powers, privileges, protections and indemnification of the Collateral Agent shall apply with respect to any actions taken or not taken by the Collateral Agent under any Collateral Documents.

                    The Collateral Agent shall be responsible only for the performance of such duties as are expressly set forth herein. The Collateral Agent shall not be responsible for any action taken or not taken by it under this Agreement or with respect to any Collateral Documents at the request or direction of the Majority Representatives, the chair of the Enforcement Committee or any Creditor.

             (n)    Compliance with Orders, etc..  The Collateral Agent shall
                    ----------------------------
                    cooperate and comply with any order or directive of a Gaming Board in connection with this Agreement, including that the Collateral Agent submit an application for any license, finding of suitability or other approval pursuant to any Gaming Laws (unless the Collateral Agent shall have submitted its resignation) and will comply fully and completely in any proceedings related to such application; provided that the Company agrees to prepare (or cause the Restricted Subsidiaries to prepare) all documentation in connection with any such order, directive, application or proceeding and to reimburse the Collateral Agent for all costs and expenses incurred by it in connection therewith.

12.  Further Assurances, etc.  Each party hereto shall execute and deliver such
     -----------------------
     other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Company) to effectuate and carry out the provisions of this Agreement, including by recording or filing this Agreement or such other documents or instruments in such places as the requesting party may reasonably request.

13.  Additional Restricted Subsidiaries.
     ----------------------------------

             (a) Subject to Section 13(b) hereof, the Company and the Restricted Subsidiaries party hereto hereby agree that they shall, concurrently with the formation or acquisition of any new Restricted Subsidiary (an "Additional Restricted Subsidiary), cause that Additional Restricted Subsidiary to enter into a joinder hereto, substantially in the form of Exhibit C hereto, concurrently with the execution and delivery of any Collateral Documents which are then required to be delivered by that Additional Restricted Subsidiary pursuant to any then applicable Credit Documents. To the extent that the equity securities of that Additional Restricted Subsidiary are then required to be delivered in pledge to secure any Obligations, the same shall be delivered to and held by Collateral Agent in accordance with the terms hereof.

             (b) Nothing in this Agreement or any Collateral Document shall require (i) an Additional Restricted Subsidiary to execute and deliver any Collateral Document or (ii) the Company or any relevant Restricted Subsidiary to pledge the capital stock or other equity interests of such Additional Restricted Subsidiary to the extent that such action would violate applicable Gaming Laws until the Company, the Additional Restricted Subsidiary or any other relevant Restricted Subsidiary has obtained any necessary approvals or consents of any Gaming Boards or Government Agencies. Each of the Company, such Additional Restricted Subsidiary and any other relevant Restricted Subsidiaries shall diligently pursue such necessary approvals and consents, including submitting applications for such approvals and consents at the same time as applications for gaming licenses for any such Additional Restricted Subsidiary.

14.  Release of Liens.  In the event that the Company and its Restricted
     ----------------
     Subsidiaries are entitled to the release of the Collateral under the applicable Credit Documents, each Creditor Representative shall promptly confirm in writing to the Collateral Agent its authority to provide evidence of such release to the Company and the Restricted Subsidiaries and, upon such confirmation, the Collateral Agent shall execute appropriate documentation of the same and of the termination of this Agreement provided or caused to be provided to it by the Company subject to the payment by the Company of its remaining costs and expenses.

15.  Notices.  All notices, requests, demands, directions and other
     -------
     communications provided for hereunder must be in writing and must be mailed (by registered or certified mail), telecopied, dispatched by commercial courier or delivered to the appropriate party at the address set forth on the signature pages of this Agreement or to such other address as may be designated by a party in a written notice sent to all other parties in accordance with this Section.

16.  Integration.  This Agreement, including exhibits hereto, sets forth the
     -----------
     entire understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties. In the event of any conflict or inconsistency between this Agreement and any Collateral Document, the provisions of this Agreement shall govern.

17.  Counterparts.  This Agreement may be executed in one or more counterparts,
     ------------
     each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

18.  No Third Parties Benefited.  Except for the Creditors (including each
     --------------------------
     future Creditor in respect of Additional Qualified Obligations), no persons not a party to this Agreement are intended to be third party beneficiaries hereunder or to have any right, benefit, priority, or interest under, or because of the existence of, or to have any right to enforce, this Agreement.

19.  Construction.  "Includes" and "including" are not limiting.  "Or" is not
     ------------
     exclusive.  "All" includes "any" and "any" includes "all".

20.  Governing Law.  This Agreement shall be governed by, and construed and
     -------------
     enforced in accordance with, the internal laws of the State of Nevada, without reference to the choice of law or conflicts of law provisions thereof.

21.  Confidentiality.  The Collateral Agent agrees to hold any confidential
     ---------------
     information that it may receive from the Company or the Restricted Subsidiaries pursuant to this Agreement in confidence, except for disclosure: (a) to the Creditors (or, subject to appropriate confidentiality restrictions, affiliates of any Creditors); (b) to legal counsel and accountants for any Creditor or for the Collateral Agent; (c) to other professional advisors to the Company or the Restricted Subsidiaries, the Collateral Agent or any Creditor, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section; (d) to regulatory officials having jurisdiction over the Collateral Agent; (e) to any Gaming Board having regulatory jurisdiction over the Company or its Restricted Subsidiaries, provided that the Collateral Agent agrees to use its best efforts to notify the Company of any such disclosure unless prohibited by applicable laws; (f) as required by law or legal process or in connection with any legal proceeding to which the Collateral Agent and the Company or any of its Subsidiaries are adverse parties; and (g) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of the Collateral Agent's interests hereunder, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section. For purposes of the foregoing, "confidential information" shall mean any information respecting the Company or its Restricted Subsidiaries reasonably considered by the Company to be confidential and specified in writing by the Company to the Collateral Agent, other than (i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source other than, directly or indirectly, the Collateral Agent, and
     (iii) information previously disclosed by the Company or its Subsidiaries to any Person not associated with the Company without a confidentiality agreement or obligation substantially similar to this Section. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Collateral Agent to the Company, its Subsidiaries or any other party.

22.  Compliance with New Jersey Gaming Laws.  If the Company, Mirage or any
     --------------------------------------
     Restricted Subsidiary becomes a New Jersey casino licensee or the holding company of a New Jersey casino licensee, this Intercreditor Agreement and the Collateral Documents and certain of the rights and remedies of the respective parties thereto will be subject to compliance with the New Jersey Casino Control Act and the rules and regulations promulgated thereunder.

23.  Non-Involvement of Tracinda.  The parties hereto acknowledge that neither
     ---------------------------
     Kirk Kerkorian nor Tracinda Corporation, individually or collectively, is a party to this Agreement or any of the other Collateral Documents executed on the date hereof. The parties hereto further acknowledge that neither Mr. Kerkorian nor Tracinda Corporation shall have any liability whatsoever
     with respect to this Agreement.   Accordingly, the parties hereto hereby
     agree that in the event (i) there is any breach or default or alleged breach or default by any party under this Agreement or any such Collateral Document, or (ii) any party hereto has or may have any claim arising from or relating to any such Collateral Document, no party hereto, nor any party claiming through it (to the extent permitted by applicable law), shall commence any proceedings or otherwise seek to impose any liability whatsoever against Mr. Kerkorian or Tracinda Corporation by reason of such alleged breach, default or claim.


               [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above by their duly authorized representatives.

                         U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent



                         By:   /s/ Brad E. Scarbrough
                            -------------------------
                               Brad E. Scarbrough
                               Vice President

                         Address for notices:

                         U.S. Bank National Association
                         Corporate Trust Department
                         550 South Hope Street, Suite 500
                         Los Angeles, California  90071
                         Attn:  Bradley Scarbrough
                         Telephone: (213) 533-8741
                         Telecopier: (213) 533-8777

                         BANK OF AMERICA, N.A., as Administrative Agent under the Multi-Year Loan Agreement and the Short Term Loan Agreement


                         By: /s/ Janice Hammond
                            ---------------------------------
                         Janice Hammond, Vice President

                         Address for Notices:

                         Bank of America, N.A.
                         Agency Management Services
                         555 South Flower Street, 17th Floor
                         Los Angeles, California 90017
                         Attn: Janice Hammond, Vice President
                         Telecopier: (213) 345-1210
                         Telephone: (213) 345-1213

                         JPMORGAN CHASE BANK (successor in interest to PNC Bank, National Association), in its capacity as trustee for the holders of the Company 6.95% Notes Due 2005, the Mirage 6.625% Notes Due 2005, and the Mirage 6.75% Notes Due 2008


                         By:   /s/ Timothy E. Burke
                            ---------------------------------------
                               Timothy E. Burke
                               Vice President

                         Address for notices:

                         JPMorgan Chase Bank
                         Institutional Trust Services
                         450 West 33rd Street, 15th Floor
                         New York, NY 10001
                         Attn: Timothy E. Burke
                         Telephone: (212) 946-7135
                         Telecopier: (212) 946-8162

                         BNY WESTERN TRUST COMPANY, as successor to U.S. Trust Company, National Association, in its capacity as trustee for the holders of the Company 6 7/8% Notes Due 2008 and the Company 8 1/2% Notes Due 2010

                         By:  /s/ Sande & Parks
                            ------------------------------------
                              Sande & Parks
                              Vice President

                         Address for Notices:

                         BNY Western Trust Company, as successor to
                         U.S. Trust Company, National Association, as Trustee 515 South Flower Street, Suite 2700
                         Los Angeles, California 90071-2291
                         Telephone (213) 861-5066
                         Telecopier: (213) 488-1370
                         Attn: Sande & Parks, Vice President

                         U.S. BANK NATIONAL ASSOCIATION (formerly known as FIRSTAR BANK OF MINNESOTA, N.A.), in its capacity as trustee for the holders of the Mirage 7.25% Notes Due 2006

                         By:  /s/ Frank Leslie
                            ----------------------------------
                              Frank Leslie
                              Vice President

                         Address for Notices:

                         U.S. Bank National Association
                         Corporate Trust Department
                         180 E. Fifth Street
                         St. Paul, MN 55101
                         Attn: Frank Leslie
                         Telephone: (651) 244-8677
                         Telecopier: (651) 244-0711

                         WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, (successor to First Security Bank, National Association), in its capacity as trustee for the holders of the Mirage 6.75% Notes Due 2007 and the Mirage 7.25% Debentures Due 2017


                         By:    /s/ Connie S. Nowland
                            ------------------------------------

                         Title: Connie S. Nowland, ASSISTANT VICE PRESIDENT

                         Address for Notices:

                         Wells Fargo Bank Northwest, as Trustee
                         79 S. Main Street, 3/rd/ Floor
                         Salt Lake City, Utah 84111
                         Telephone (801) 246-5595
                         Telecopier: (801) 246-5996
                         Attn: Corporate Trust Department

By executing this Agreement in the space provided below, the undersigned consent and agree to the terms of this Agreement, agree not to take any action in contravention of this Agreement, and to pay the reasonable costs and expenses incurred by the Collateral Agent and each Creditor Representative in connection with the preparation, execution, delivery, administration and enforcement of this Agreement and the instruments, documents and agreements referred to herein. The undersigned also agree that the execution of this Agreement is in furtherance of the transactions contemplated by the Credit Documents, and that, as a consequence, the parties are entitled to all of the various indemnifications provided to them by the Credit Documents with respect to actions and omissions under this Agreement.

MGM MIRAGE, a Delaware corporation
AC HOLDING CORP., a Nevada corporation
AC HOLDING CORP. II, a Nevada corporation
BEAU RIVAGE MARKETING CORP., a Nevada corporation
BELLAGIO, LLC, a Nevada limited liability company
BOARDWALK CASINO, INC., a Nevada corporation
COUNTRY STAR LAS VEGAS, LLC, a Nevada limited liability company
DESTRON, INC., a Nevada corporation
DESTRON MARKETING, INC., a Nevada corporation
GNL, CORP., a Nevada corporation
GNLV, CORP., a Nevada corporation
GNLV MARKETING CORP. - CANADA, a Nevada corporation
GNS FINANCE CORP., a Nevada corporation
GOLDEN NUGGET AVIATION CORP., a Nevada corporation
GOLDEN NUGGET EXPERIENCE, LLC, a Nevada limited liability company
GOLDEN NUGGET FINANCE CORP., a Nevada corporation
GOLDEN NUGGET MANUFACTURING CORP., a Nevada corporation
GOLDEN NUGGET MARKETING CORP. - ILLINOIS, a Nevada corporation
GRAND LAUNDRY, INC., a Nevada corporation
LV CONCRETE CORP., a Nevada corporation
METROPOLITAN MARKETING, LLC, a Nevada limited liability company
MGM GRAND HOTEL, LLC, a Nevada limited liability company
MGM GRAND MOVIEWORLD, INC., a Nevada corporation
MGM GRAND RESORTS, LLC, a Nevada limited liability company
MGM MIRAGE ADVERTISING, INC., a Nevada corporation
MGM MIRAGE DESIGN GROUP, a Nevada corporation
MGM MIRAGE DEVELOPMENT, INC., a Nevada corporation
MGM MIRAGE ENTERTAINMENT AND SPORTS, a Nevada corporation
MGM MIRAGE HUMAN RESOURCES, INC., a Nevada corporation
MGM MIRAGE INTERNATIONAL, a Nevada corporation
MGM MIRAGE OPERATIONS, INC., a Nevada corporation
MGM MIRAGE RESTAURANT DEVELOPMENT, LLC, a Nevada limited liability company



By:   /s/ Bryan Wright
    --------------------------------
     Bryan Wright, Assistant Secretary
     of each of the foregoing other than
     MGM MIRAGE and Vice President -
     Assistant General Counsel and Assistant
     Secretary of MGM MIRAGE

MGM MIRAGE RETAIL, a Nevada corporation
MGM MIRAGE RISK MANAGEMENT, a Nevada corporation
MH, INC., a Nevada corporation
M.I.R. TRAVEL, a Nevada corporation
MIRAGE LAUNDRY SERVICES CORP., a Nevada corporation
MIRAGE LEASING CORP., a Nevada corporation
MIRAGE RESORTS, INCORPORATED, a Nevada corporation
MRGS CORP., a Nevada corporation
NEW PRMA LAS VEGAS, INC., a Nevada corporation
NEW YORK - NEW YORK HOTEL & CASINO, LLC, a Nevada limited liability company PRMA LAND DEVELOPMENT COMPANY, a Nevada corporation
PRMA, LLC, a Nevada limited liability company
RESTAURANT VENTURES OF NEVADA, INC., a Nevada corporation
THE APRIL COOK COMPANIES, a Nevada corporation
THE MIRAGE CASINO-HOTEL, a Nevada corporation
THE PRIMADONNA COMPANY, LLC, a Nevada limited liability company
TREASURE ISLAND CORP., a Nevada corporation
TREASURE ISLAND PRODUCTIONS, INC., a Nevada corporation
VIDIAD, a Nevada corporation
BEAU RIVAGE DISTRIBUTION CORP., a Mississippi corporation
BEAU RIVAGE RESORTS, INC., a Mississippi corporation
BUNGALOW, INC., a Mississippi corporation
D.A.P. CORPORATION, a Pennsylvania corporation
EGARIM, INC., an Alabama corporation
GOLDEN NUGGET MARKETING CORP., a California corporation
GOLDEN NUGGET MARKETING CORP., a Texas corporation
JEFFERSON ACQUISITION CORP., a Michigan corporation
MAC CORP., a New Jersey corporation
MGM GRAND ATLANTIC CITY, INC., a New Jersey corporation
MGM GRAND DETROIT, INC., a Delaware corporation
MGM GRAND DETROIT, LLC, a Delaware limited liability company
MGM GRAND DETROIT BUSINESS DEVELOPMENT FUND, LLC, a Delaware limited liability company
MIRAGE RESORTS OF MARYLAND, INC., a Maryland corporation
PRMA-MS, INC., a Mississippi corporation
SHCR CORP., a Texas corporation
1533 NORTH WOODWARD, INC., a Michigan corporation

By:  /s/ Bryan Wright
   -----------------------------------------
     Bryan Wright, Assistant Secretary
     of each of the foregoing


c/o Bellagio
3600 Las Vegas Boulevard South
Las Vegas, Nevada  89109
Attn: Gary N. Jacobs, General Counsel
    Bryan Wright, Assistant General Counsel
Telephone: (702) 693-8810
Telecopier: (702) 693-8830